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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 2000





                        Crown Cork & Seal Company, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)




  Pennsylvania                      1-2227                       23-1526444
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(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)



    One Crown Way, Philadelphia, PA                              19154-4599
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(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code 215-698-5100
                                                           ------------



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                        Crown Cork & Seal Company, Inc.




ITEM 5.  OTHER EVENTS

         On December 15, 2000, Crown Cork & Seal Company, Inc. issued a press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.           EXHIBITS.

Exhibit Number    Description
--------------    -----------
99.1              Press release dated December 15, 2000




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                        Crown Cork & Seal Company, Inc.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CROWN CORK & SEAL COMPANY, INC.




                                    By:  /s/ Thomas A. Kelly
                                         ----------------------
                                         Thomas A. Kelly
                                         Vice President and Corporate Controller



Date:  December 19, 2000




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                        Crown Cork & Seal Company, Inc.




                                  EXHIBIT INDEX




Exhibit Number             Description
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99.1                       Press release dated December 15, 2000